Exhibit 10.16

PHARMACEUTICAL DEVELOPMENT AGREEMENT TO DEVELOP
A MULTIDOSE INJECTION FOR BIM 44058*

This Pharmaceutical Development Agreement (this “Agreement”), dated as of January 2, 2006, is made by and between

BEAUFOUR IPSEN INDUSTRIE S.A.S., a French corporation with its principal office at Beaufour Ipsen Industrie S.A.S, rue d’Ethe Virton, 28100, France (“Ipsen”).

and

RADIUS HEALTH Inc., a corporation incorporated under the laws of the State of Delaware, United States with its principal office at 300 Technology Square — 5th floor, Cambridge, MA 02139 and formerly known as Nuvios, Inc. (“Radius”).

RECITALS

WHEREAS, Ipsen and Radius are parties to that certain License Agreement dated September 27 2005 (the “License Agreement”);

WHEREAS, within the framework of the License Agreement, Radius desires to have Ipsen develop a formulation of the Licensed Product (as such term is defined in the License Agreement)

WHEREAS, Radius desires to have Ipsen develop, and Ipsen is willing to develop, upon the terms and conditions set forth in this Agreement, a formulation of the Licensed Product

NOW, THEREFORE, in consideration of the foregoing premises, and obligations set forth in this Agreement, the parties hereby agree as follows:

1.             Definitions. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the License Agreement including Appendices thereto.

2.             Objective. The objective of this Agreement and the research and development activities to be performed pursuant to this Agreement is for Ipsen to research, develop and make a new formulation of Licensed Compound and/or Licensed Product no later than the date agreed by the Parties in the Work Plan, that meets the specifications for such new formulation set forth in the Work Plan (as defined below), provided, that such date may be extended by mutual written agreement of the parties. For purposes of this Agreement, the term “New Formulation Licensed Product” shall mean a new formulation of Licensed Compound and/or Licensed Product that meets the specifications for such new formulation set forth in the Work Plan.

3.             Work Plan. Attached hereto as Exhibit A is a work plan (the “Work Plan”) setting forth, among other things, (i) the research and development tasks and activities to be performed by Ipsen (including timelines for the performance thereof), (ii) the FTEs or contractors to be

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

employed by Ipsen to accomplish such research and development tasks and activities within such timelines, and (iii) the estimated budget associated with such research tasks and activities.

The Work Plan (or any portion thereof) may be amended or modified at any time and from time to time by mutual written agreement of Radius and Ipsen.

4.             Performance of Research and Development Activities; Warranties. Subject to and upon the terms and conditions of this Agreement, Ipsen agrees to diligently and competently perform on a timely basis the research and development tasks and activities described in the Work Plan. Ipsen represents and warrants that it will perform the research activities under the Work Plan in a good and workmanlike manner in accordance with good research practices and good laboratory practices and in compliance with all applicable federal, supranational, state or local laws, regulations and guidelines governing the conduct of such research activities, including, without limitation, all applicable export and import control laws; provided, however, that in no event does Ipsen represent, warrant or otherwise guarantee that it will be successful in developing a new formulation of Licensed Compound and/or Licensed Product that meets the specifications therefore set forth in the Work Plan, nor that it will meet the timelines for completion of the Work Plan. Although Ipsen does not warrant that it will meet the timelines for completion of the Work Plan, Ipsen does warrant that it will complete all of the activities contemplated under the Work Plan in consideration of the payments to be made by Radius pursuant to Section 10 hereof.

5.             Subcontractors. Ipsen may perform some of its obligations under the Work Plan through one or more subcontractors provided that (i) Radius has given its written consent (which shall not be unreasonably withheld or delayed), (ii) the subcontractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information which are substantially the same as those undertaken by the parties pursuant to Section 11 hereof, and (iii) the subcontractor agrees in writing that all of its right, title and interest in and to any and all inventions or discoveries, whether or not patentable, made by such subcontractor in the course of performing the research tasks and activities subcontracted by Ipsen shall be owned by, and assigned to, Ipsen. In the event that Ipsen performs one or more of its obligations under the Work Plan through a subcontractor, then Ipsen will at all times be responsible for the performance and payment of such subcontractor. Ipsen shall require each such subcontractor to enter into a subcontract agreement with Ipsen containing provisions consistent with, and that will enable Ipsen to comply with its obligations under, the provisions of this Agreement, including, without limitation, Sections 6, 7, 8, 9 and 12 of this Agreement.

6.             Records. Ipsen shall maintain records in sufficient detail and in accordance with good laboratory practices and good research practices and as will properly reflect, and will document in a manner appropriate for purposes of supporting the filing of potential patent applications, all work done and results achieved in the performance of the Work Plan (including all data in the form required under any applicable governmental regulations). Ipsen shall provide Radius the right to inspect and copy such records to the extent reasonably required for the exercise of its rights under this Agreement subject to a fifteen (15) calendar days prior written notice.

7.             Reporting Obligations.

(a)           Ipsen shall provide written quarterly reports to Radius and the JSC summarizing all data, results, Inventions, Know-How and Patent Rights generated by Ipsen and/or its subcontractors in the course of carrying out the research activities and tasks under, or in connection with, the Work Plan. A final report will be submitted by Ipsen to Radius and the JSC within 90 days after the expiration or termination of this Agreement.

(b)           At each meeting of the JSC, Ipsen shall update the JSC as to the status of the research tasks and activities of Ipsen under this Agreement and shall present to the JSC all data, results, Inventions, Know-How and Patent Rights generated by Ipsen from such research tasks and activities. The JSC shall consider and discuss all of the data, results, Inventions, Know-How and Patent Rights presented by Ipsen, shall provide feedback to Ipsen concerning such data, results, Inventions, Know-How and Patent Rights, and shall make suggestions and recommendations, based on the data, results and Inventions presented by Ipsen, of changes and modifications that Ipsen and Radius should consider making to the Work Plan, including, without limitation, (i) changes to the research activities and tasks required or contemplated under the Work Plan, (ii) changes and modifications to the specifications set forth in the Work Plan with respect to the New Formulation of Licensed Compounds and/or Licensed Products and (iii) changes to the budget included as part of the Work Plan. The suggestions and recommendations made by the JSC pursuant to this Section 7(b) shall not be binding on Ipsen or Radius.

(c)           Ipsen shall, from time to time at the reasonable request of Radius, (a) provide Radius with access to all data, results, Inventions, Know-How, Patent Rights and information employed in or arising out of the research activities and tasks under, or in connection with, the Work Plan, and (b) provide Radius with information concerning such research activities and tasks.

8.             Supply of Compounds. From time to time during the term of this Agreement or upon the reasonable request of Radius, Ipsen shall supply Radius with reasonable quantities of compounds generated or formulated by Ipsen in the course of performing its research tasks and activities under the Work Plan for purposes of enabling Radius to test such compounds and the formulation thereof and for purposes of allowing Radius to assess the extent to which such compounds meet the specifications for a New Formulation Licensed Product.

The supply of New Formulation Licensed Product by Ipsen to Radius for use in phase II clinical trials will be managed under the terms agreed in Appendix D of the License Agreement dated September 27 2005 “Clinical Supply and Technical Transfer Agreement BIM 44058 injection clinical supplies and technology transfer” (hereinafter the “Clinical Supply Agreement”). All terms of such Clinical Supply Agreement apply to the supply by Ipsen to Radius of New Formulation Licensed Product for phase II clinical trials to the exception of the Technical Specifications, Manufacturing and Analytical Procedure and Safety Agreement and the price for the clinical supplies and work associated and quantities of clinical batches. For the New Formulation Licensed Product for phase II clinical trials the following will apply: The relevant Technical Specifications will be set by the Joint Steering Committee; the price for the clinical supplies of New Formulation Licensed Product for phase II clinical trials and work associated and quantities of clinical batches of New Formulation Licensed Product for phase II clinical trials will be as provided in the Work Plan, as amended from time to time; the Manufacturing and Analytical Procedure and the Safety Agreement applicable to New Formulation Licensed Product for phase II clinical trials will be mutually agreed by the Parties.

Under the Clinical Supply Agreement, Ipsen will manufacture or have manufactured and tested the bulk product and devices applicable to the New Formulation Licensed Product for phase II clinical trials, and will provide the analytical control data, with suitable documentation from contract manufacturing company, and Radius will complete final clinical packaging/labeling, and final Quality Assurance release of the clinical supplies of New Formulation Licensed Product for phase II clinical trials.

9.             Technology Transfer.

(a)           At the request of Radius made at any time on or prior to the first anniversary of the expiration or termination of this Agreement, Ipsen shall prepare a report that sets forth a reasonably detailed description of the methods, steps, techniques and processes that Radius needs to follow in order to practice or use any of the Inventions, Know-How and Patent Rights generated by Ipsen from the research activities and tasks under, or in connection with, the Work Plan. Such report shall be accompanied by copies of all documents in the possession of Ipsen that are necessary, or useful in order for Radius to practice or use or learn how to practice or use such Inventions, Know-How and Patent Rights.

(b)           Ipsen shall also take such other actions, as Radius may reasonably request at any time on or prior to the first anniversary of the expiration or termination of this Agreement, for purposes of effectively transferring to Radius the methods, steps, techniques and processes that Radius needs to follow in order to practice or use any or all of the Inventions, Know-How and Patent Rights generated by Ipsen from the research activities and tasks under, or in connection with, the Work Plan.

(c)           Without limiting the generality of the foregoing provisions of this Section 9, Ipsen shall provide Radius, at any time on or prior to the first anniversary of the expiration or termination of this Agreement, with reasonable access to consult with pertinent Ipsen employees that have had prior experience working with any of the methods, steps, techniques and processes that Radius needs to follow in order to practice or use any or all of the Inventions, Know-How and Patent Rights generated by Ipsen from the research activities and tasks under, or in connection with, the Work Plan. Such consultations shall occur at mutually agreeable times and places (or by telephone or other method of communication) so as to not unduly interfere with such Ipsen employee’s duties and responsibilities as employees of Ipsen.

10.          Payments.

(a)           Subject to any modification of the budget included in the Work Plan to be prior agreed in writing by the parties by Mike Dey, Vice-President, Pharmaceutical Development for Ipsen and by Bart Henderson, Chief Business Officer for Radius, the total amount to be paid by Radius to Ipsen in connection with the research activities and tasks pursuant to the Work Plan and this

Agreement shall be as specified in the here attached Exhibit A for the 2006 activities required to deliver Phase II clinical supply.

Such total amount includes all costs in connection with such research activities, including costs of materials, supplies, services, personnel, subcontractors and overhead, regardless of whether such research activities are performed by Ipsen or by a subcontractor or both. The budget included in the Work Plan shows the breakdown by calendar quarter of such total amount in Euros.

(b)           Ipsen shall invoice Radius no later than thirty days prior to the beginning of each calendar quarter for the amount of the payment shown in such budget as being due for such calendar quarter. Radius shall make payment of each such invoice within thirty days after receipt thereof in Euros.

(c)           Without the prior written consent of Radius, in no event shall Ipsen invoice Radius for an amount due in respect of any calendar quarter that is greater than the amount budgeted for such calendar quarter in the Work Plan plus the ten percent limit defined in article 10 (d). In addition, and notwithstanding anything expressed or implied in this Agreement to the contrary (including, without limitation, the Work Plan), in no event shall Radius have any obligation to make payments to Ipsen pursuant to this Agreement for any work done by Ipsen at any time after December 31, 2006 unless Radius shall have authorized in writing any such work.

Radius shall pay for all work in respect of which Ipsen has entered into legally binding commitments with subcontractors before December 31, 2006 that may not be cancelled by Ipsen without incurring penalties, provided that (i) all of such work is within the framework of the Work Plan and the cost of such work is within the budget included in the Work Plan and (ii) if the work to be performed pursuant to such legally binding commitments is to be performed after December 31, 2006, Radius has agreed in writing that such work may be performed after December 31, 2006.

The remaining samples from stability studies will be made available for Radius to ship to Radius nominated contract laboratory by 31 December 2006. Should Radius request in writing that Ipsen conduct work on Radius behalf, Ipsen will be under no obligation to conduct such work.

(d)           Should external costs incurred by Ipsen in relation to the performance of the Work Plan be more than as specified in the Work Plan, Radius shall reimburse Ipsen such additional costs up to a maximum of 10% of the amount included in budget attached in the Work Plan for the performance of the specific tasks that resulted in such additional costs. Any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, absent any such prior agreement by Radius, shall be the responsibility of Ipsen.

Should internal costs incurred by Ipsen in relation to the performance of the Work Plan be more than the number of FTEs specified in the Work Plan, Radius shall reimburse Ipsen such additional costs up to a maximum of 10% of the amount included in budget attached in the Work Plan for the performance of the specific tasks that resulted in such additional costs. Any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, absent any such prior agreement by Radius, shall be the responsibility of Ipsen.

11.          Confidentiality; Publication; Press Releases.

(a)           The results of any research tasks and activities carried out or performed pursuant to, or in connection with, this Agreement shall be deemed to be, and treated as, Confidential Information of each of Ipsen and Radius for all purposes of the License Agreement, and such results shall be subject to all of the applicable provisions of the License Agreement that pertain to Confidential Information, including, without limitation, all of the provisions of Article 12 of the License Agreement.

(b)           The provisions of Article 13 of the License Agreement shall apply to the results of any research tasks and activities carried out or performed pursuant to, or in connection with, this Agreement to the same extent as if such results were the results of studies or research or development tasks and activities carried out pursuant to, or in connection with, the License Agreement.

12.          Inventions; Intellectual Property Rights. Any and all inventions or discoveries, whether or not patentable, made as a result of the research tasks and activities pursuant to, or in connection with, this Agreement shall be deemed to be, and treated as, Inventions for all purposes of the License Agreement and shall also be deemed to be, and be treated as, Know-How or Patent Rights, as applicable, for all purposes of the License Agreement. Any and all of such inventions or discoveries shall be subject to all of the provisions of the License Agreement that pertain to Inventions and shall be subject to all of the applicable provisions of the License Agreement that pertain to Know-How and Patent Rights. Ipsen does not warrant that any and all of such Inventions and Know How which may be discovered in the Work Plan set out in Appendix A will be patentable, nor that they can be used without infringing third parties rights. Nothing in this Section 12 shall be deemed to limit, alter, modify, change or amend any of the obligations of either party under the License Agreement.

13.          Term; Termination.

(a)           The term of this Agreement shall commence on the date of this Agreement and shall terminate upon completion of the Work Plan unless terminated earlier pursuant to the provisions set forth below in this Section 13.

(b)           Radius shall have the rights to terminate this Agreement at any time and for any reason by giving a three months prior written notice to Ipsen. Upon receipt of such notice Ipsen shall have the right to invoice Radius, and Radius shall make payment on each such invoice, for any identified running expense or otherwise to which Ipsen had made commitment, prior to or on the day of receiving written notice of termination by Radius.

(c)           This Agreement shall automatically terminate on the effective date of the termination of the License Agreement.

(d)           Either party (the “Non-Breaching Party”) shall have the right to terminate this Agreement in the event the other party (the “Breaching Party”) is in breach of any of its material obligations under this Agreement or the License Agreement. The Non-Breaching Party shall provide written notice to the Breaching Party, which notice shall identify the breach. The Breaching Party shall have a period of sixty (60) days after such written notice is provided to cure such breach. If such breach is not cured within the relevant period, this Agreement shall terminate. The right of the Non-Breaching Party to terminate this Agreement under this Section 13(d) is in addition to any other right or remedy that may otherwise be available to the Non-Breaching Party in connection with such breach, including, without limitation, the right to damages.

(e)           Expiration or termination of this Agreement, for any reason, will not relieve either party of any obligation accruing prior to such expiration or termination. This Section 13(e) and Sections 1, 6, 7(a), 9, 10, 11, 12, 14, 15 and 16 shall survive expiration or termination of this Agreement. Section 7(c) shall survive expiration or termination of this Agreement as provided in Article 8.1 of the License Agreement for the Term of the License Agreement (as defined in Article 15.1 of the Licence Agreement).

14.          Dispute Resolution. The provisions of Article 17 of the License Agreement (other than Section 17.6 of the License Agreement) shall apply to this Agreement as if the full text of such Article 17 (other than Section 17.6 thereof) were set forth herein and, for this purpose, any reference in such Article 17 (other than Section 17.6 thereof) to the term “Agreement” shall be deemed to be, and treated as, a reference to this Agreement.

15.          Certain Other Provisions. The provisions of Sections 18.1, 18.4, 18.5, 18.7 and 18.9 of the License Agreement shall apply to this Agreement to the same extent as if the full text of such Sections were set forth herein and, for this purpose, any reference in any of such Sections to the term “Agreement” shall be deemed to be, and treated as, a reference to this Agreement.

16.          Miscellaneous.

(a)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

(b)           This Agreement, including all appendices, schedules and attachments, embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof.

(c)           No modification or amendment to this Agreement shall be valid and binding unless set forth in writing and duly signed and executed by Ipsen and Radius.

(d)           The insertion of section headings is for ease of reference only and shall not affect the interpretation of this Agreement.

(e)           A waiver of any default, breach or non-compliance under this Agreement is not effective unless signed by the Party to be bound by the waiver. No waiver will be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach, non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement will not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance (whether of the same or any other nature).

(f)            This Agreement shall inure to the benefit of, be binding upon the respective successors, and permitted assigns of the parties hereto. This Agreement cannot be assigned in whole or in part by either party without the prior written consent of the other party except upon and in connection with the sale of either party or its business (through a merger, sale of assets or otherwise) to a third party that expressly assumes in writing the obligations under this Agreement of the assigning party for the benefit of the other party.

(g)           Time is of the essence in this Agreement.

(h)           The Parties may execute this Agreement in counterparts, each of which the Parties shall deem an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal at the place and as of the date referred to above.

RADIUS HEALTH, INC.		BEAUFOUR IPSEN INDUSTRIE

By:	/s/ Bart Henderson	By:	/s/ Mike DEY
Name: Bart Henderson		Mike DEY
Title: CEO		Vice-President, Pharmaceutical Development

CONFIDENTIAL

Exhibit A

Development and Supply of Ph II Supply of BA058 Ready to Use Pen

Injection and cGMP Active Pharmaceutical Ingredient for Radius

Proposal Dated 31 Mar 2006

Key Deliverables;

Multi-dose, ready to use Injection for administration using commercially available Pen injector, to deliver a fixed dose between 40-100mcg per day, with 28 days doses in 1.5ml cartridge.

Stretch objectives for timelines agreed at

•                                          Confirm up to 3 selected formulations for animal PK study and manufacture of non clinical/stability lots at contractor in June/July

•                                          Supply Ph II to allow first patient dosing on Dec 1 2006 (with Ph II of 75 patients x 2 active doses; 3 months treatment

•                                          Supply c 10g API for stability testing in May 2006

•                                          Remaining c 40g clinical use API at end June 2006

Ipsen scope of work includes all activities to develop and supply bulk cartridges and selected pen for Ph II supplies, in bulk, which would then be labelled, packaged. released and distributed by Radius. At this time, the Radius-approved budget covers these activities. Further work (beyond supply of Ph II in 2006) will require a separate approval from Radius and Ipsen.

Beyond supply of Ph II in 2006, stability testing activities would continue into 2007/2008, to allow Radius updating of shelf-life for product in IMPDs.

Technology transfer support has been budgeted at up to 1.5 FTEs to cover all API, product, process, device, analytical and regulatory support work. This will be completed in 2007, with no Ipsen resource for this work required beyond 2007.

Outline of Plan for Product Development

Various antimicrobial preservatives will be screened for compatibility with a 2mg/ml solution formulation of BA058. By testing to pharmacopoeia) tests for anti-microbial preservative activity, and short term, accelerated stability tests, up to three selected formulations will be chosen for further evaluation.

No placebo formulation will be developed, (including preservative nor stability data) for any of the formulations.

The program includes manufacture of stability test batches at contract manufacturer, filled into cartridges, and longer term stability tests and confirmation of anti-microbial efficacy.

From these data, the optimal formulation for Ph II supply would then be chosen and clinical supplies produced, using suitably validated process. The Ph II manufacturing scale of c 2,000 cartridges, with a batch size of 3.5 litres is assumed.

The plan assumes one Ph II clinical lot made at the selected contractor, for clinical supply (2 arms x 75 patients x 3 cartridges per patient = c 500 cartridges, plus samples and retain samples = 1,000 cartridges) with remaining c 1,000 units for stability tests.

Overall Timelines

Development Plan for BA058 Ready to Use Multi-dose Injection

•                  Evaluation of primary packaging

•                  Optimization of formulation (preservatives)

•                  Stability study on 3 selected formulations

•                  Manufacturing process study

•                  Analytical and microbiological method set up & validation

•                  Phase II clinical batches supply

•                  ICH stability final formulation

•                  Process optimization & scale up

•                  Phase III clinical supply

•                  Registration Stability

•                  Device extractables

•                  Manufacturing process validation

•                  PDR + NDA filing (CMC part)

Radius activity  ■               Ipsen activity       ☐

Stage		Total	2006	2007	2008
Formulation Plan	€ 000s	1863	1044	669	150
	FTEs	6.1	2.8	2.7	0.6

API Supply	€ 000s	[*]	[*]	0	0
	FTEs	0	0	0	0

TOTAL	€ 000s	[*]	[*]	[*]	[*]
	FTEs	6.1	2.8	2.7	0.6

The above programs include;

FTE rate of $[*] converted at $1.20/€ to give r€[*].

API supply of 50g, at €[*]/g, equates with €[*]. Radius purchase of raw materials for 150g API, in 2005, reduces this amount by €[*] (€[*] x 50/150), to €[*].

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Detailed breakdown of the phasing and costs for Formulation and Technology Transfer support is provided in Table 2 below

Development of Multidose Preserved Cartridge-Formulation to Ph II Supply and Technology Transfer

	Total	2006					2007					2008
Item	€000s	1Q	2Q	3Q	4Q	Total06	1Q	2Q	3Q	4Q	Total07	1Q	2Q	3Q	4Q	Total08
Optimise Formulation Select optimal Preservative &formulation Stability test various formulations Performance tests with selected Device Select Optimised Formulation Develop process at Ph II scale; Validate Filters etc. Confirm Preservative Efficacy overspecification range	[*]	[*]	[*]	[*]	[*]	[*]	0	0	0	0	0 0 0 0 0 0 0	0	0	0	0	0 0 0 0 0 0 0
Manufacture Lots for Ph II	[*]	0	[*]	[*]	[*]	[*]	0	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Manufacture Stability batches at Contractor Stability Test Product 3 mth data to prepare IMPD 5 mths and Later data to update IMPD Manufacture Clinical Lots at Contractor for Ph II	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Manufacture Lots for Ph III	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Scale Up and Optimise process for Ph III Process Validation Protocol Make Ph IIVPV Lots Package Ph III Supplies Stability Test Ph III Lots	0	0	0	0	0	0 0 0 0 0	0	0	0	0	0 0 0 0 0	0	0	0	0	0 0 0 0 0
Device Support Work	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Device Extractadables Methods Validation Device Extractables study on stability	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Analytical Methods and Specifications	144	63	81	0	0	144	0	0	0	0	0	0	0	0	0	0
Develop Analytical methods for Preservative Confirm validation of existing Methods Confirm Full Validation for Ph III registration	113 31 0	63	50 31	0	0	113 31 0	0	0	0	0	0 0 0	0	0	0	0	0 0 0
Technology Transfer	[*]	0	0	0	0	0	[*]	[*]	[*]	[*]	[*]	0	0	0	0	0
Technology Transfer Support-API Technology Transfer-Product Prepare Development Reports/NDA/MAA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	0 0 0
Device Supply €000s API Supply in grammes	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	0	0	[*]	0	0	0	0	0
GRAND TOTAL €000s	1863	144	420	329	251	1044	206	225	200	88	669	75	0	56	19	150
Full Time Equivalents Required	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Notes Full Time Equivalent Rate €000s per year	[*]	Ex Rate	[*]	$000s/FTE	[*]

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

STRICTLY CONFIDENTIAL

AMENDMENT N°1 TO PHARMACEUTICAL DEVELOPMENT*
AGREEMENT

BETWEEN

BEAUFOUR IPSEN INDUSTRIE S.A.S., a French corporation incorporated under the laws of France, located at rue d’Ethe Virton, 28100, France, duly represented by Jean-Pierre Dubuc, President,

hereinafter referred to as “Ipsen”, on the one hand,

AND

RADIUS HEALTH Inc., a United States corporation incorporated under the laws of the State of Delaware, United States, with its principal office at 300 Technology Square5th Floor, Cambridge, MA, USA and formerly known as Nuvios, Inc., duly represented by Richard Lyttle, Chief Executive Officer, hereinafter referred to as “Radius”, on the other hand.

WHEREAS

A.                                    Ipsen and Radius are parties to that certain License Agreement dated September 27, 2005 (the “License Agreement”).

B.                                    Within the framework of the License Agreement, Ipsen and Radius have entered into a pharmaceutical development agreement to develop a multidose injection for BIM 44058 dated as of January 2, 2006 (the “Pharmaceutical Development Agreement”) pursuant to which Ipsen performs certain research and development tasks and activities in view of developing a new formulation of Licensed Compound and/or Licensed Product.

C.                                    Since (i) the work to be performed by Ipsen has taken longer than originally planned in the Work Plan of the Pharmaceutical Development Agreement and (ii) Radius wishes Ipsen to perform additional work to the work initially set out in the Work Plan, Ipsen and Radius have decided to further extend the duration and the scope of the Work Plan and to provide for the consideration relating to such an extension under an amendment to the Pharmaceutical Development Agreement (this “Amendment n°1”).

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

1.                                      In this Amendment n°1, unless otherwise expressly provided herein, the capitalized words and phrases shall have the same meaning as in the Pharmaceutical Development Agreement.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2.                                      The December 31, 2006 deadline initially agreed upon for the performance by Ipsen or its subcontractors of all the work set out in the Work Plan as it exists prior to this Amendment (the “Original Work Plan”) and its payment by Radius, is extended to May 31, 2007.

For sake of clarity, any reference to the date of December 31, 2006 in Article 10 of the Pharmaceutical Development Agreement which relates to the performance of the Original Work Plan shall be replaced by and extended to May 31, 2007. The budget agreed upon in respect to all the work described in the Original Work Plan shall remain unchanged, except for the over overrun of €98,000 approved by Radius in Q4, 2006.

3.                                      The Work Plan is amended so as to include the work described in Appendix A to this Amendment n°1 (the “Extended Work Plan”), some of which is to be performed in 2007 and the rest in 2008. For clarity, all references to the Work Plan in the Pharmaceutical Development Agreement shall be deemed to include all work described in the Extended Work Plan, as well as the work described in the Original Work Plan. Should Radius wish Ipsen to perform any other work in addition to the 2007 and 2008 activities described in the Extended Work Plan, Radius and Ipsen shall enter into a new agreement or amendment.

4.                                      Payments:

(a) Subject to any modification of the budget included in the Extended Work Plan to be prior agreed in writing by the parties by Mike Dey, Vice-President, Pharmaceutical Development for Ipsen and by Nick Harvey, Chief Financial Officer to Radius or by any other representative designated by the relevant Party, the total amount to be paid by Radius to Ipsen in connection with the research activities and tasks pursuant to the Extended Work Plan and this Amendment n°1 shall be as specified in the here attached Appendix B, that is to say:

(i) The total amount to be paid by Radius to Ipsen in connection with the 2007 activities described Appendix A shall be:

•                                          Seventy three thousand euros (73K€) for the additional activities on Drug Substance;

•                                          Two hundred thirty four thousand four hundred euros (234.4K€) for additional activities on Drug Product;

(ii) The total amount to be paid by Radius to Ipsen in connection with the 2008 activities described in Appendix A shall be:

•                                          Twenty eight thousand euros (28K€) for the additional activities on Drug Substance;

•                                          One hundred and ninety six thousand euros (196K€) for additional activities on Drug Product;

Such total amount includes all costs in connection with such research activities, including costs of materials, supplies, services, personnel, subcontractors and overhead, regardless of whether such research activities are performed by Ipsen or by a subcontractor or both. The budget included in the Extended Work Plan as described in Appendix B to this Amendment shows the breakdown by calendar quarter of such total amounts in Euros.

(b) Ipsen shall invoice Radius no later than thirty days after the end of each calendar quarter for the amount corresponding to actual FTE time spent as per timesheets incurred plus actual external cost bills received and approved by Ipsen during the elapsed quarter, as shall in each case be reported in reasonable detail on the invoice annex. Radius shall make payment of each invoice within thirty days after receipt thereof in Euros.

(c) Without the prior written consent of Radius, in no event shall Ipsen invoice Radius for an amount due in respect of any calendar year that is greater than the amount budgeted for such calendar year in the Extended Work Plan plus the ten percent (10%) limit defined in article 4(d) of this Amendment n°1. In addition, and notwithstanding anything expressed or implied in this Agreement to the contrary (including without limitation, the Extended Work Plan), in no event shall Radius have any obligation to make payments to Ipsen pursuant to this Amendment n°1 for any work done by Ipsen at any time after December 31, 2008 unless Radius shall have authorized in writing any such work.

Radius shall pay for all work in respect of which Ipsen has entered into legally binding commitments with subcontractors and which occurs before December 31, 2008, that may not be cancelled by Ipsen without incurring penalties, provided that all of such work is within the framework of the Extended Work Plan and the cost of such work is within the budget included in the Extended Work Plan.

The remaining samples from stability studies will be made available for Radius to ship to Radius nominated contract laboratory by December 31, 2008. Should Radius request in writing that Ipsen conduct work on Radius behalf, Ipsen will be under no obligation to conduct such work.

(d)           Notwithstanding any overruns which have been approved by Radius with respect to work under the Original Work Plan, should external costs incurred by Ipsen in relation to the performance of 2007 or 2008 activities described in the Extended Work Plan be more than as specified in Appendix B hereby attached for such activities, Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix B for the performance of the specific tasks that resulted in such additional costs. In addition, should internal costs incurred by Ipsen in relation to performance of the Work Plan be more than as specified in Exhibit B due to an increase in the number of FTE’s required (but not the cost per FTE), Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix B for the performance of the specific tasks that resulted in such additional costs. In either case, any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, in the absence of any such prior agreement by Radius, shall be the responsibility of Ipsen. Ipsen shall use all reasonable efforts to avoid any such cost overruns. For clarity, the maximum ten adjustment permitted in 2007 will be of thirty thousand seven hundred (30.7) euros and in 2008 of twenty two thousand four hundred (22.4) euros. Any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, absent any such prior agreement by Radius, shall be the responsibility of Ipsen.

5.                                      This Amendment n°1 shall enter into force retroactively upon its signature as of January 1st, 2007 and shall remain in full force and in effect until complete performance of the Extended Work Plan or termination of the Pharmaceutical Development Agreement in accordance with its terms.

6.                                      All other terms and conditions of the Pharmaceutical Development Agreement shall remain in full force and effect and shall apply to this Amendment n°1 which is made part of the Pharmaceutical Development Agreement.

7.                                      This Amendment n°1 shall be governed by, interpreted and construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflicts of law principles, and shall not be governed by the United Nations Conventions of International Contracts on the Sale of Goods (the Vienna Convention).

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective duly authorized representatives:

Date: July 16, 2007	Date: 29.06.07

SIGNED by B.N. Harvey	SIGNED by Jean-Pierre Dubuc

/s/ B.N. Harvey	/s/ Jean-Pierre Dubuc
on behalf of RADIUS HEALTH Inc.	as President of BEAUFOUR IPSEN INDUSTRIE S.A.S.

APPENDIX A

EXTENDED WORK PLAN

BA058: DEVELOPMENT PLAN
OF READY TO USE PEN INJECTION
FOR PHASE II

ADDITIONAL ACTIVITIES - 2007 & 2008

APPENDIX A BA058 : Development plan of Ready to Use Pen Injection for Phase II Additional activities - 2007 & 2008

Content

•                  Drug Substance

•                  Drug Product

•                  Proposed IND stability commitment

•                  Stability program

•                  Stability batches

•                  Clinical batches

•                  Stability-in-use

•                  Cost estimation for 2007 & 2008

Activities to support IND submission (API)

- Additional test on batch 01-402:
(residual solvents , TFA, and optical rotation)	2007	External cost	07k €

- Stability study of batch 01-402:	2007	[*]FTE	55k €
	2008	[*]FTE	28k €

Retest of reference material	2007	[*]FTS	11k €

TOTAL		73k € in 2007

		28k € in 2008

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Proposed IND Stability Commitment

Continue the stability study in accelerated (25°C/60%RH) and long-term (5°C) storage conditions in parallel to the clinical study.

Monitor periodically clinical batches in a re-assay program at the label claim storage condition (i.e. 5°C).

The shelf life period will be extended based on data from accelerated and long-term studies, as well as results from by this re-assay program.

Stability Program: 0.5 & 2 mg/ml

Time Point	Pull Date	Storage Conditions	Shelf life (extrapolation)	Use Date of clinical supplies *	FTE to support analytical work (physicochemical and microbiological tests - report @ 6, 12 and 24 months)
6 months	03/26/07	5°C & 25°C/60%RH (including preservative effectiveness at 25°C/60%RH)	12 months	End Oct. 07	[*]+[*] (µbio) + [*]€ (external cost)**
9 months	06/26/07	5°C	18 months	End April 08	[*]
12 months	09/26/07	5°C (including preservative effectiveness)	24 months	End Oct. 08	[*]+[*] (µbio)
18 months	March 08	5°C	24 months	End Oct. 08	[*]
24 months	Sept. 08	5°C (including preservative effectiveness)	24 months	End Oct. 08	[*]+[*] (µbio) + [*] € (external cost)**

* Use date = manufacturing date + shelf life

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Stability Program: Placebo

Time Point	Pull Date	Storage Conditions	Shelf life (extrapolation)	Use Date of clinical supplies *	FTE to support analytical work (physicochemical and microbiological tests - report @ 6, 12 and 24 months)
6 months	02/16/07	5°C & 25°C/60%RH (including preservative effectiveness at 25°C/60%RH)	12 months	End Oct. 07	[*]+[*] (µbio)
9 months	05/16/07	5°C	18 months	End 08April	[*]
12 months	08/16/07	5°C (including preservative effectiveness)	24 months	End Oct. 08	[*]+[*] (µbio)
18 months	Feb. 08	5°C	24 months	End Oct. 08	[*]
24 months	Aug. 08	5°C (including preservative effectiveness)	24 months	End Oct. 08	[*]+[*] (µbio)

* Use date = manufacturing date + shelf life

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Re-assay program: 0.5, 1, 2 mg/ml & Placebo

•                  To ensure the quality of the clinical supplies throughout the study :

It is proposed to re-test clinical batches stored at the label claim storage condition (i.e. 5°C) every 6 months until the end of the phase II clinical study

Re-Test Date	Re-Test Time Point	FTE
April 07	6 months	[*]
October 07	12 months	[*]
April 08	18 months	[*]
October 08	24 months	0.06 + 0.10 (µbio) + [*] € (external cost)**

** Subcontracting of sterility test at VETTER

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Stability program: stability in-use

•                  To simulate patient use, as far as possible

•                  Cartridge activated, inside the pen

•                  Storage at room temperature

•                  1 simulation of injection per day, during 1 month

Time point	Pull date	Storage conditions	FTE
1 month	Feb. 07	25°C/60%RH	[*]+[*] (µbio)
At shelf life	Nov. 08	25°C/60%RH	[*]+ [*] (µbio)

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Drug Product: cost estimation 2007 & 2008

Year	FTE	FTE cost * (in k€)	External cost (in k€)	Total (in k€)
2007	[*]+ [*] (µbio)	[*]	[*]**	234.4
2008	[*]+[*] (µion)	[*]	[*] **	196.0

•FTE rates of $[*], converted at $[*]/€ to give €[*] per year

** Subcontracting of sterility test at VETTER + shipment

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

APPENDIX B

EXTENDED WORK PLAN

I.             2007 BUDGET

I.1           DRUG SUBSTANCE

Additional test on batch 01- 402 (residual solvents, TFA and optical rotation)	External cost*	07k€
Stability study of batch 01- 402	Internal cost — FTE** [*]	55k€
Retest of reference material	Internal cost — FTE** [*]	11k€
Total		73k€

* Subcontracting of Additional test on batch 01- 402 at EXPANSIA + shipment
** FTE rates at [*]€

1.2          DRUG PRODUCT

FTE	FTE cost*	External cost**	Total
[*] + [*] (µbio)	[*]€	[*]€	234.4€

* FTE rates at [*]€
** Subcontracting of sterility test at VETTER + shipment

1.3          QUARTERLY BREAKDOWN FOR EXTENDED WORK PLAN ACTIVITIES  PERFORMED IN 2007

	2007				2007
In K€	Q1	Q2	Q3	Q4	Total
External Costs	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
Internal Costs	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
FTEs	[*]	[*]	[*]	[*]	[*]
Total Costs	[*]	[*]	[*]	[*]	[*]

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

II.            2008 BUDGET

II. 1.       DRUG SUBSTANCE

Stability study of batch 01- 402	Internal cost — FTE** [*]	[*]€
Total		[*]€

** FTE rates at [*]€

11.2        DRUG PRODUCT

FTE	FTE cost *	External cost**	Total
[*] + [*] (bio)	[*]€	[*]€	[*]€

* FTE rates at [*]€

** Subcontracting of sterility test at VETTER + shipment

11.3        QUARTERLY BREAKDOWN FOR EXTENDED WORK PLAN ACTIVITIES PERFORMED IN 2008

	2008				2008
	Q1	Q2	Q3	Q4	Total
External costs	[*]	[*]	[*]	[*]	[*]
Internal costs (Drug Substance)	[*]	[*]	[*]	[*]	[*]
Internal costs (Drug Product)	[*]	[*]	[*]	[*]	[*]
FTEs	[*]	[*]	[*]	[*]	[*]
Total costs	[*]	[*]	[*]	[*]	[*]

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

STRICTLY CONFIDENTIAL

AMENDMENT N°2 TO PHARMACEUTICAL DEVELOPMENT*

AGREEMENT

BETWEEN

BEAUFOUR IPSEN INDUSTRIE S.A.S., a French corporation incorporated under the laws of France, located at rue d’Ethe Virton, 28100, France, duly represented by Jean-Pierre Dubuc, President,

hereinafter referred to as “Ipsen”, on the one hand,

AND

RADIUS HEALTH Inc., a United States corporation incorporated under the laws of the State of Delaware, United States, with its principal office at 300 Technology Square-5th Floor, Cambridge, MA, USA and formerly known as Nuvios, Inc., duly represented by Richard Lyttle, Chief Executive Officer, hereinafter referred to as “Radius”, on the other hand.

WHEREAS

A.                                    Ipsen and Radius are parties to that certain License Agreement dated September 27, 2005 (the “License Agreement”).

B.                                    Within the framework of the License Agreement, Ipsen and Radius have entered into a pharmaceutical development agreement to develop a multidose injection for BIM 44058 dated as of January 2, 2006 (the “Pharmaceutical Development Agreement”) pursuant to which Ipsen performs certain research and development tasks and activities in view of developing a new formulation of Licensed Compound and/or Licensed Product.

C.                                    Ipsen and Radius have decided to further extend the duration and the scope of the Work Plan and to provide for the consideration relating to such an extension under an amendment to the Pharmaceutical Development Agreement ( “Amendment n°1”).

D.                                    Radius has requested, and Ipsen had agreed to manufacture some further stability batches and therefore to further extend the duration and the scope of the Work Plan under a second amendment to the Pharmaceutical Development Agreement (this “Amendment n°2”).

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

1.                                      In this Amendment n°2, unless otherwise expressly provided herein, the capitalized words and phrases shall have the same meaning as in the Pharmaceutical Development Agreement and in Amendment n°1.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

2.                                      The May 31, 2007 deadline agreed upon for the performance by Ipsen or its subcontractors of all the work set out in the Extended Work Plan further to Amendment n°1 and its payment by Radius, is extended to December 31, 2012.

For sake of clarity, any reference to the date of December 31, 2006 in Article 10 of the Pharmaceutical Development Agreement and May 31, 2007 in the Amendment n°1 which relates to the performance of the Original Work Plan and the Extended Work Plan shall be replaced by and extended to December 31, 2012. The budget agreed upon in respect to all the work described in the Original Work Plan and the Extended Work Plan shall remain unchanged, except for the over overrun of €98,000 approved by Radius in Q4, 2006.

3.                                      The Work Plan is amended so as to include the work described in Appendix A to this Amendment n°2 (the “Second Extended Work Plan”). For clarity, all references to the Work Plan in the Pharmaceutical Development Agreement shall be deemed to include all work described in the Extended Work Plan, the Second Extended Work Plan as well as the work described in the Original Work Plan. Should Radius wish Ipsen to perform any other work in addition to the activities described in the Second Extended Work Plan, Radius and Ipsen shall enter into a new agreement or amendment.

4.                                      Timelines described in Appendix A are subject to the execution by Ipsen of an amendment to its existing agreement with Vetter.

5.                                      Activities related to the manufacture of Phase III clinical batches by Vetter and tested by Ipsen in the Second Extended Work Plan as identified in paragraphs 2, 4, 5 of Appendix A shall not be commenced by Ipsen unless authorized in writing by Nick Harvey, Chief Financial Officer of Radius or other representative designated in writing by Radius.

6.                                      Payments:

(a)                                 Subject to any modification of the budget included in the Second Extended Work Plan to be prior agreed in writing by the parties by Mike Dey, Vice-President, Pharmaceutical Development for Ipsen and by Nick Harvey, Chief Financial Officer to Radius or by any other representative designated by the relevant Party, the total amount to be paid by Radius to Ipsen in connection with the research activities and tasks pursuant to the Second Extended Work Plan and this Amendment n°2 shall be as specified in the here aftached Appendix A. Such total amount includes all costs in connection with such research activities, including costs of materials, supplies, services, personnel, subcontractors and overhead, regardless of whether such research activities are performed by Ipsen or by a subcontractor or both. The budget included in the Second Extended Work Plan as described in Appendix A to this Amendment n°2 shows the breakdown by calendar quarter of such total amounts in Euros.

(b)                                 Ipsen shall invoice Radius no later than thirty (30) days after the end of each calendar quarter for the amount corresponding to actual FTE time spent as per

2

timesheets incurred plus actual external cost bills received and approved by Ipsen during the elapsed quarter, as shall in each case be reported in reasonable detail on the invoice annex. Radius shall make payment of each invoice within thirty (30) days after receipt thereof in Euros.

(c)                                  Without the prior written consent of Radius, in no event shall Ipsen invoice Radius for an amount due in respect of any calendar year that is greater than the amount budgeted for such calendar year in the Second Extended Work Plan plus the ten percent (10%) limit defined in article 4(d) of this Amendment n°2. In addition, and notwithstanding anything expressed or implied in this Amendment n°2 to the contrary (including without limitation, the Second Extended Work Plan), in no event shall Radius have any obligation to make payments to Ipsen pursuant to this Amendment n°2 for any work done by Ipsen at any time after December 31, 2012 unless Radius shall have authorized in writing any such work.

Radius shall pay for all work in respect of which Ipsen has entered into legally binding commitments with subcontractors and which occurs before December 31, 2012, that may not be cancelled by Ipsen without incurring penalties, provided that all of such work is within the framework of the Second Extended Work Plan and the cost of such work is within the budget included in the Second Extended Work Plan.

The remaining samples from stability studies will be made available for Radius to ship to Radius nominated contract laboratory by December 31, 2012. Should Radius request in writing that Ipsen conduct work on Radius behalf, Ipsen will be under no obligation to conduct such work.

(d)                                 Should external costs incurred by Ipsen in relation to the performance of the activities described in the Second Extended Work Plan be more than as specified in Appendix A hereby attached for such activities, Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs. In addition, should internal costs incurred by Ipsen in relation to performance of the Second Extended Work Plan be more than as specified in Appendix A due to an increase in the number of FTE’s required (but not the cost per FTE), Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs. In either case, any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, in the absence of any such prior agreement by Radius, shall be the responsibility of Ipsen. Ipsen shall use all reasonable efforts to avoid any such cost overruns.

7.                                      This Amendment n°2 shall enter into force retroactively upon its signature as of January 1st, 2009 and shall remain in full force and in effect until complete performance of the

3

Second Extended Work Plan or termination of the Pharmaceutical Development Agreement in accordance with its terms.

8.                                      All other terms and conditions of the Pharmaceutical Development Agreement shall remain in full force and effect and shall apply to this Amendment n°2 which is made part of the Pharmaceutical Development Agreement.

9.                                      This Amendment n°2 shall be governed by, interpreted and construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflicts of law principles, and shall not be governed by the United Nations Conventions of International Contracts on the Sale of Goods (the Vienna Convention).

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment n°2 to be duly executed by their respective duly authorized representatives:

Date: January 30, 2009	Date: January 17, 2009

SIGNED by B.N. HARVEY	SIGNED by Jean-Pierre Dubuc
CFO

/s/ B.N. Harvey	/s/ Jean-Pierre Dubuc
on behalf of	as President of
RADIUS HEALTH Inc.	BEAUFOUR IPSEN INDUSTRIE S.A.S.

4

APPENDIX A

CMC Activities for BA058
Phase III
Radius / Ipsen

1 Stability Batches at Vetter

•                  Component Supply for 1.5ml Cartridge with new crimp cap + current bromobutyl stopper

•                  Stoppers available as standard stock item in Vetter.

•                  Standard RTS crimp caps require 12-14 weeks delivery; as already ordered, estimated delivery date week commencing 26th Jan 2009

•                  Machinability test (cartridges fill with new crimp caps and maximum filling volume and dimensional limits) Project work = [*]€

•                  Stability Batches Scheduled at Vetter in March 2009

•	BA058 placebo
•	BA058 2mg/ml solution	3,500 cartridges / batch
•	BA058 1mg/ml solution

Uses same equipment as used in Ph III
Manufacturing starting date		March 09
Stability studies start		April 2009

•                  Costs and Timings

Cartridge fill volume will be increased to maximum, to increase assurance of delivering 28 doses from each cartridge

Filling Stability/Technical batches	€ [*]

From €[*] for placebo & [*]€ for stability batches 1&2mg/ml, + [*]€ project management, microbiological validation [*]€, Closure container integrity test [*]€.

2 Clinical Batches 1.5 ml Cartridges

•                  Manufacturing of 3 Clinical Batches by Vetter and Tested by lpsen

•                  BA058 placebo

•                  BA058 2mg/ml solution 5,000 cartridges / batch

•                  BA058 1mg/ml solution

•                  Planned in May 2009 :

•                  Clinical studies start in July 2009

•	Costs	€ [*]

•                  From [*] per lot + [*]€ project management costs

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

3 Stability Testing of Phase III Preparation Lots

Activities	Duration	FTE*	FTE cost, (k€)**	External cost (k€)
Formulation and Process Development
New crimp caps Supply	14 weeks	—	—	[*]
Sterile filtration validation with new API (Millipore)	4 months	F: [*] A: [*]	[*]	[*]
Stability Studies
Machinability test & project work	1 month	—	—	[*]
36-month ICH stability study (2 active + 1 placebo): manufacturing + stab study at 5°C for 36months & 25°C for 6 months & stab-in-use + Mixing study, filtration trials (Vetter) + µbio validation	43 months (including agreement) Final time point: 05/2012	F: [*] A: [*] µ: [*]	[*]	[*]
	TOTAL		590	320

* F: formulation - A: Analytical - µ: Microbiology

** FTE rates of €[*] per year

4 Testing of Ph III Supplies

Activities	Duration	FTE*	FTE cost, (k€)**	External cost (k€)
Clinical Supply
Phase III clinical batches manufacturing + release (2 active + 1 placebo)	9 months (including agreement)	F: [*] A: [*] µ: [*]	[*]	[*]
Re-assay program to verify stability	36months	A: [*] µ: [*]	[*]	[*]
IND	3 months	F: [*]	[*]	[*]
Project Management	—	F: [*]	[*]	[*]
		TOTAL	455	218
673

* F: formulation - A: Analytical - µ: Microbiology

** FTE rates of €[*] per year

5 Phasing of Costs for Ph III Program

BA058 Phase III Quarterly breakdown for work plan activities

Drug Substance & Drug Product Program

	2009				2010				2011				2012
In €000	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Total

External costs	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	540

Internal costs	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	1,043

Total costs/Quarter	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	1,583

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Total cost/year	1,182	173	136	92	1,583

API costs not included; API is supplied by Radius

6 API needed for Drug Product development activities

•                  Estimation based on available BA058 API available in stock on September, 2008

Activities	Units manufactured	API (pure) needed	API batch #
Stability studies (ICH Current Formulation with new crimp caps [*]mg/ml & [*]mg/ml	4,000 cartridges as 1 x 4,000 ea of 2mg/ml, 1mg/ml & placebo	[*]g + [*]g = [*]g	Lonza API in final cartridge CC and stopper at Vetter at scale for Ph III
Optimize/Validate analytical Method	/	[*] g	M12507 (Ipsen batch)
Finalise API methods	/	[*]g	Lonza API
Sterile filtration validation	3,000mL	[*]g	Lonza API to mimic Ph III process
Clinical batches for Ph III Made to a suitable Validation protocol & to provide stability lots for long-term storage	1 x 5,000 cart x 2mg/m1 + 1 x 5,000cart x 1mg/m1+1 x 5,000cart x placebo	(GMP batch) [*]g [*]g [*]g	Two strength to be manufactured at Vetter at Ph III scale 1st lots mid 2009 2nd lots end 2009 3rd lots early 2010

• Total new API needed for Phase III activities = 96 g (pure peptide)

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

STRICTLY CONFIDENTIAL

AMENDMENT N°3 TO PHARMACEUTICAL DEVELOPMENT AGREEMENT*

BETWEEN

BEAUFOUR IPSEN INDUSTRIE S.A.S., a French corporation incorporated under the laws of France, located at rue d’Ethe Virton, 28100, France, duly represented by Jean-Pierre Dubuc, President,

hereinafter referred to as “Ipsen”, on the one hand,

AND

RADIUS HEALTH Inc., a United-States corporation incorporated under the laws of the State of Delaware, United Sates, with its principal office at 300 Technology Square-5th Floor, Cambridge, MA, USA and formerly known as Nuvios, Inc., duly represented by Richard Lyttle, Chief Executive Officer, hereinafter referred to as “Radius”, on the other hand.

WHEREAS

A.                                    Ipsen and Radius are parties to that certain License Agreement dated September 27, 2005 (the “License Agreement”).

B.                                    Within the framework of the License Agreement, Ipsen and Radius have entered into a pharmaceutical development agreement to develop a multidose injection for BIM 44058 dated as of January 2, 2006 (the “Pharmaceutical Development Agreement”) pursuant to which Ipsen performs certain research and development tasks and activities in view of developing a new formulation of Licensed Compound and/or Licensed Product.

C.                                    Ipsen and Radius have decided to further extend the duration and the scope of the Work Plan and to provide for the consideration relating to such an extension under an amendment to the Pharmaceutical Development Agreement ( “Amendment n°1”).

D.                                    Radius has requested, and Ipsen had agreed to manufacture some further stability batches and therefore to further extend the duration and the scope of the Work Plan under a second amendment to the Pharmaceutical Development Agreement (“Amendment n°2”).

E.                                     The manufacture of Phase III clinical batches under the Second Extended Work Plan as identified in paragraphs 2, 4, 5 of Appendix A of Amendment n°2 was not commenced by Ipsen with authorization in writing by a Radius representative prior to the effective date of this Amendment n°3. However, the stability batches and related stability testing activities (the “Reduced Second

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

Extended Work Plan”) as identified in paragraphs 1 and 3 of Appendix A of Amendment n°2 were completed or are ongoing pursuant to the terms of Amendment n°2. Accordingly, Amendment n°2 shall remain in full force and in effect until complete performance of the Reduced Second Extended Work Plan or termination of the Pharmaceutical Development Agreement in accordance with its terms.

F.                                      Radius has requested, and Ipsen had agreed to manufacture Phase III batches and to upgrade analytical methods to NDA filing levels for purity/impurities testing to meet full ICH requirements and therefore to further extend the duration and the scope of the Work Plan under a third amendment to the Pharmaceutical Development Agreement (this “Amendment n°3”).

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

1.              In this Amendment n°3, unless otherwise expressly provided herein, the capitalized words and phrases shall have the same meaning as in the Pharmaceutical Development Agreement and in Amendment n°1 and Amendment n°2 .

2.              The Work Plan is amended so as to include the work described in Appendix A to this Amendment n°3 (the “Third Extended Work Plan”). For clarity, all references to the Work Plan in the Pharmaceutical Development Agreement shall be deemed to include all work described in the Extended Work Plan, the Reduced Second Extended Work Plan as well as the work described in the Original Work Plan. Should Radius wish Ipsen to perform any other work in addition to the activities described in the Third Extended Work Plan, Radius and Ipsen shall enter into a new agreement or amendment.

3.              Timelines described in Appendix A are subject to the execution by Ipsen of an amendment to its existing agreement with Vetter.

4.              Activities related to the manufacture of additional Phase III clinical batches by Vetter and tested by Ipsen in 2011 or 2012 and any batch Scale Up Plans in the Third Extended Work Plan as identified in paragraphs 2 and 4 of Appendix A shall not be commenced by Ipsen unless authorized in writing by Nick Harvey, Chief Financial Officer of Radius or other representative designated in writing by Radius.

5.              Payments:

(a)         Subject to any modification of the budget included in the Third Extended Work Plan to be prior agreed in writing by the parties by Mike Dey, Vice-President, Pharmaceutical Development for Ipsen and by Nick Harvey, Chief Financial

2

Officer to Radius or by any other representative designated by the relevant Party, the total amount to be paid by Radius to Ipsen in connection with the research activities and tasks pursuant to the Third Extended Work Plan and this Amendment n°3 shall be as specified in the here attached Appendix A. Such total amount includes all costs in connection with such research activities, including costs of materials, supplies, services, personnel, subcontractors and overhead, regardless of whether such research activities are performed by Ipsen or by a subcontractor or both. The budget included in the Third Extended Work Plan as described in Appendix A to this Amendment n°3 shows the breakdown by calendar quarter of such total amounts in Euros.

(b)         Ipsen shall invoice Radius no later than thirty (30) days after the end of each calendar quarter for the amount corresponding to actual FTE time spent as per timesheets incurred plus actual external cost bills received and approved by Ipsen during the elapsed quarter, as shall in each case be reported in reasonable detail on the invoice annex. Radius shall make payment of each invoice within thirty (30) days after receipt thereof in Euros.

(c)          Without the prior written consent of Radius, in no event shall Ipsen invoice Radius for an amount due in respect of any calendar year that is greater than the amount budgeted for such calendar year in the Third Extended Work Plan plus the ten percent (10%) limit defined in article 4(d) of this Amendment n°3. In addition, and notwithstanding anything expressed or implied in this Amendment n°3 to the contrary (including without limitation, the Third Extended Work Plan), in no event shall Radius have any obligation to make payments to Ipsen pursuant to this Amendment n°3 for any work done by Ipsen at any time after December 31, 2014 unless Radius shall have authorized in writing any such work.

Radius shall pay for all work in respect of which Ipsen has entered into legally binding commitments with subcontractors and which occurs before December 31, 2014, that may not be cancelled by Ipsen without incurring penalties, provided that all of such work is within the framework of the Third Extended Work Plan and the cost of such work is within the budget included in the Third Extended Work Plan.

The remaining samples from stability studies will be made available for Radius to ship to Radius nominated contract laboratory by December 31, 2014. Should Radius request in writing that Ipsen conduct work on Radius behalf, Ipsen will be under no obligation to conduct such work.

(d)         Should external costs incurred by Ipsen in relation to the performance of the activities described in the Third Extended Work Plan be more than as specified in Appendix A hereby attached for such activities, Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs. In addition, should internal costs incurred by Ipsen in relation to performance of the Third Extended Work Plan be more than as specified in Appendix A due to an increase in the number of FTE’s required (but not the cost per FTE), Radius shall reimburse Ipsen such additional costs up to a

3

maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs.  In either case, any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, in the absence of any such prior agreement by Radius, shall be the responsibility of Ipsen. Ipsen shall use all reasonable efforts to avoid any such cost overruns.

6.              This Amendment n°3 shall enter into force retroactively upon its signature and shall remain in full force and in effect until complete performance of the Third Extended Work Plan or termination of the Pharmaceutical Development Agreement in accordance with its terms.

7.              All other terms and conditions of the Pharmaceutical Development Agreement shall remain in full force and effect and shall apply to this Amendment n°3 which is made part of the Pharmaceutical Development Agreement.

8.              This Amendment n°3 shall be governed by, interpreted and construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflicts of law principles, and shall not be governed by the United Nations Conventions of International Contracts on the Sale of Goods (the Vienna Convention).

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment n°2 to be duly executed by their respective duly authorized representatives:

Date: June 13, 2010	Date: June 16, 2010

SIGNED by B.N. Harvey	SIGNED by Jean-Pierre Dubuc
/s/ B.N. Harvey	/s/ Jean-Pierre Dubuc

on behalf of	as President of
RADIUS HEALTH Inc.	BEAUFOUR IPSEN INDUSTRIE S.A.S.

4

APPENDIX  A

5

Updated CMC Activities for BA058

Phase III Supply

28th May 2010

1 Manufacture of Clinical Batches 1.5 ml Cartridges

•                  Manufacturing of 6 Clinical Batches by Vetter and Tested by Ipsen

•                  Gives nominally 5,000 each, placebo and 2mg/ml cartridges

•                  from 3 x approximately 5,000 cartridge lots of placebo

•                  from 3 x approximately 5,000 cartridge lots BA 058 2mg/ml

•                  based on removal of required

•                  QC and retention (300 units) from each lot

•                  full ICH stability samples (1,000 units) on one lot

•                  to provide at least 11,600 cartridges for clinical use,

•                  from 3 x 4,500 cartridges per lot post filling and inspection

•                  less 300 x 3 for QC + 1,000 for stability = 1,600 cartridges

•                  Manufacturing dates agreed with Vetter for active/placebo batches made in three campaigns in 2010, weeks 30-34, 37-38 and 41-42.

•                  Cartridges despatch to Radius nominated CRO is planned :

•                  1 batch active and placebo despatched by end October

•                  1 batch active and placebo despatched by end November

•                  1 batch active and placebo despatched by end December

•                  Requiring re-supply in 2Q 2011, for 1,200 patients recruited at 200-500 per month, over Nov 2010 to Jan 2011.  Slower recruitment e.g. over 6 months would mean re-supply in 3Q 2011.

•                  Assumes

•                  Purchase Order for €[*] k for 6 lots approved by end May 2010

•                  API received by Vetter with C of A by end Jun 2010, with full release for use in Ph III documented by Radius

•                  Crimp Caps delivered to Vetter with C of A by mid July 2010

•                  6 weeks post manufacture release by Vetter QA department

•                  Costs for Manufacture of 6 lots by Vetter   € [*] k

•                  From € [*] /lot, € [*] project management and € [*] microbiological validation costs

2 Testing, Release and Stability Testing of Phase III Lots

Supply assumptions above include 11,600 cartridges (active and placebo] from which samples are assumed to be removed for full ICH stability on one lot.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

6

• Upgrade analytical methods for assay/purity to meet ICH requirements, for testing of Ph III supplies:	FTE Costs	€ 185 k
	External	€ 15 k

• Testing of 6 phase III batches in 2010:		€ 210 k

• Full ICH stability study (3-months) on one 2mg/mL lot with upgraded methods:	FTE cost	€ 137 k
	External	€ 8 k

• Project management activities at Ipsen:		€ 100 k

• IND update :		€ 110 k

Phasing of costs is shown below.

Costs €000s	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External
Make and test Ph III Lots 3 x2mg/ml and 3 x Placebo	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Full ICH Stability on one 2010 Lot	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Analytical Methods Upgrade	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IND Update	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Project Management activities	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Make and test Ph III Lots 1 x 2mg/ml and 1 x Placebo 2011	[*]	[*]			[*]	[*]
Full ICH Stability on one 2011 Lot	[*]	[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Make and test Ph III Lots 1 x 2mg/ml and 1 x Placebo 2012	[*]	[*]					[*]	[*]
Full ICH Stability on one 2011 Lot	[*]	[*]					[*]	[*]	[*]	[*]	[*]	[*]
SUBTOTAL	1216	750	542	432	211	149	234	157	107	4	99	6
GRAND TOTAL	1966		974		360		391		111		105

Costs based on € [*]k per FTE

3 API needed for Manufacture and Stability Testing

Based on 3 x 5000 cartridge lots, each requiring 22g API, gives 66g pure peptide weight, for manufacture of lots in 2010.  Method upgrades would require 2g peptide.

Reference Standard from Lonza sourced API will be required to QC test and stability test product.  Depending on how supplied, the quantities would vary from 2g bulk or e.g. 250 vials of 1mg.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

7

4. Scale Up Plans

The process currently proven has a maximum batch size of ~500 cartridges.  To scale-up process, dedicated compounding vessel/equipment will be required.  Two facilities/filling scales are available for future development with approximately 40-50,000 maximum and 100,000 cartridges.

Based on initial annual requirements of 100,000 rising over [*] years to 1,000,000 cartridges per year, a batch size of 25,000 to ~ 50,000 would allow a step in scale of within [*]-[*]x, and [*]-[*] lots per year.  Batch size of 5,000 cartridges requires [*]g peptide, so increasing to 40,000 or 100,000 would require either ~[*]g or ~ [*]g of pure peptide.

Once Radius estimated volumes and preferences were confirmed (assumed by end May 10), Vetter plan for scale-up would be developed for Radius agreement (assumed Sep 10) for implementation in 2011, or later.

This option would allow a single scaled up lot made in 2011 to re-supply the entire remaining Ph III program in 2011, with an assumed 24m expiry.  As stability data confirms good stability of the product, this expiry date could also be extended.  This option would also provide for one additional full ICH stability study to be conducted.

As three lots would be required, a second lot would need to be manufactured.  The plan assumes this in 2012, which would then provide less  storage time data.  Alternatively, by making two lots in 2011, and stability studies on both, longer term data on all three lots would be provided, with additional spend in 2011 of ~ €270k.

* Confidential Treatment Requested by the Registrant. Redacted Portion Filed Separately with the Commission.

8

STRICTLY CONFIDENTIAL

Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Execution Copy

AMENDMENT N°4 TO PHARMACEUTICAL DEVELOPMENT AGREEMENT

BETWEEN:

BEAUFOUR IPSEN INDUSTRIE S.A.S., a French corporation incorporated under the laws of France, located at rue d’Ethe Virton, 28100, France, duly represented by Jean-Pierre Dubuc, President,

hereinafter referred to as “Ipsen”, on the one hand,

AND

RADIUS HEALTH Inc., a United-States corporation incorporated under the laws of the State of Delaware, United Sates, with its principal office at 300 Technology Square-5th Floor, Cambridge, MA, USA and formerly known as Nuvios, Inc., duly represented by Richard Lyttle, Chief Executive Officer, hereinafter referred to as “Radius”, on the other hand.

WHEREAS

A.                                    Ipsen and Radius are parties to that certain License Agreement dated September 27, 2005 (the “License Agreement”).

B.                                    Within the framework of the License Agreement, Ipsen and Radius have entered into a pharmaceutical development agreement to develop a multidose injection for BIM 44058 dated as of January 2, 2006 (the “Pharmaceutical Development Agreement”) pursuant to which Ipsen performs certain research and development tasks and activities in view of developing a new formulation of Licensed Compound and/or Licensed Product.

C.                                    Ipsen and Radius have decided to further extend the duration and the scope of the Work Plan and to provide for the consideration relating to such an extension under an amendment to the Pharmaceutical Development Agreement (“Amendment n°1”).

D.                                    Radius has requested, and Ipsen had agreed to manufacture some further stability batches and therefore to further extend the duration and the scope of the Work Plan under a second amendment to the Pharmaceutical Development Agreement (“Amendment n°2”).

E.                                     Radius has requested, and Ipsen had agreed to manufacture Phase III batches and to upgrade analytical methods to NDA filing levels for purity/impurities testing to meet full ICH requirements and therefore to further extend the duration and the scope of the Work Plan under a third amendment to the Pharmaceutical Development Agreement (“Amendment n°3”).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F.                                      Radius has requested, and Ipsen had agreed to manufacture, test and release extra Phase III batches and run stability studies and therefore to further extend the duration and the scope of the Work Plan under a fourth amendment to the Pharmaceutical Development Agreement (this “Amendment n°4”).

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

1.              In this Amendment n°4, unless otherwise expressly provided herein, the capitalized words and phrases shall have the same meaning as in the Pharmaceutical Development Agreement and in Amendment n°1, Amendment n°2 and Amendment n°3.

2.              The Work Plan is amended so as to include the work described in Appendix A to this Amendment n°4 (the “Fourth Extended Work Plan”). For clarity, all references to the Work Plan in the Pharmaceutical Development Agreement shall be deemed to include all work described in the Extended Work Plan, the Reduced Second Extended Work Plan, the Third Extended Work Plan as well as the work described in the Original Work Plan. Should Radius wish Ipsen to perform any other work in addition to the activities described in the Fourth Extended Work Plan, Radius and Ipsen shall enter into a new agreement or amendment.

3.              Timelines described in Appendix A are subject to the execution by Ipsen of an amendment to its existing agreement with Vetter.

4.              Activities related to the manufacture of additional Phase III clinical batches by Vetter and tested by Ipsen in 2011 or 2012 and any batch Scale Up Plans in the Fourth Extended Work Plan as identified in paragraphs 2 and 3 of Appendix A shall not be commenced by Ipsen unless authorized in writing by Nick Harvey, Chief Financial Officer of Radius or other representative designated in writing by Radius.

5.              Payments

(a)         Subject to any modification of the budget included in the Fourth Extended Work Plan to be prior agreed in writing by the parties by Aidan Murphy, Senior Vice-President, CMC and Engineering for Ipsen and by Nick Harvey, Chief Financial Officer for Radius or by any other representative designated by the relevant Party, the total amount to be paid by Radius to Ipsen in connection with the research activities and tasks pursuant to the Fourth Extended Work Plan and this Amendment n°4 shall be as specified in the here attached Appendix A.

Such total amount includes all costs in connection with such research activities, including costs of materials, supplies, services, personnel, subcontractors and overhead, regardless of whether such research activities are performed by Ipsen or by a subcontractor or both. The budget included in the Fourth Extended Work Plan as described in Appendix A to this Amendment n°4 shows the breakdown by calendar quarter of such total amounts in Euros.

(b)         Ipsen shall invoice Radius no later than thirty (30) days after the end of each calendar quarter for the amount corresponding to actual FTE time spent as per timesheets incurred plus actual external cost bills received and approved by Ipsen during the elapsed quarter, as shall in each case be reported in reasonable detail on the invoice annex. Radius shall make payment of each invoice within thirty (30) days after receipt thereof in Euros.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

(c)          Without the prior written consent of Radius, in no event shall Ipsen invoice Radius for an amount due in respect of any calendar year that is greater than the amount budgeted for such calendar year in the Fourth Extended Work Plan plus the ten percent (10%) limit defined in article 4(d) of this Amendment n°4. In addition, and notwithstanding anything expressed or implied in this Amendment n°4 to the contrary (including without limitation, the Fourth Extended Work Plan), in no event shall Radius have any obligation to make payments to Ipsen pursuant to this Amendment n°4 for any work done by Ipsen at any time after December 31, 2014 unless Radius shall have authorized in writing any such work.

Radius shall pay for all work in respect of which Ipsen has entered into legally binding commitments with subcontractors and which occurs before December 31, 2014, that may not be cancelled by Ipsen without incurring penalties, provided that all of such work is within the framework of the Fourth Extended Work Plan and the cost of such work is within the budget included in the Fourth Extended Work Plan.

The remaining samples from stability studies will be made available for Radius to ship to Radius nominated contract laboratory by December 31, 2014. Should Radius request in writing that Ipsen conduct work on Radius behalf, Ipsen will be under no obligation to conduct such work.

(d)         Should external costs incurred by Ipsen in relation to the performance of the activities described in the Fourth Extended Work Plan be more than as specified in Appendix A hereby attached for such activities, Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs. In addition, should internal costs incurred by Ipsen in relation to performance of the Fourth Extended Work Plan be more than as specified in Appendix A due to an increase in the number of FTE’s required (but not the cost per FTE), Radius shall reimburse Ipsen such additional costs up to a maximum of ten percent (10%) of the relevant annual amount described in Appendix A for the performance of the specific tasks that resulted in such additional costs.  In either case, any reimbursement of costs in excess of such percentage will have to be prior agreed by Radius and, in the absence of any such prior agreement by Radius, shall be the responsibility of Ipsen. Ipsen shall use all reasonable efforts to avoid any such cost overruns.

6.              This Amendment n°4 shall enter into force retroactively upon its signature as of January 2, 2011 and shall remain in full force and in effect until complete performance of the Fourth Extended Work Plan or termination of the Pharmaceutical Development Agreement in accordance with its terms.

7.              Section 4 of Appendix A to Amendment n°3 to the Pharmaceutical Development Agreement is renumbered as Section 3, there being no Section 3 in Annex A to Amendment n°3.

8.              All other terms and conditions of the Pharmaceutical Development Agreement shall remain in full force and effect and shall apply to this Amendment n°4 which is made part of the Pharmaceutical Development Agreement.

9.             This Amendment n°4 shall be governed by, interpreted and construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflicts of law principles, and shall not be governed by the United Nations Conventions of International Contracts on the Sale of Goods (the Vienna Convention).

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment n°4 to be duly executed by their respective duly authorized representatives intending it to take effect as of January 2, 2011:

Date: December 7, 2011	Date: December 15, 2011

SIGNED by	SIGNED by Jean-Pierre Dubuc

/s/ B. Nicholas Harvey, CFO	/s/ Jean-Pierre Dubuc

on behalf of	as President of
RADIUS HEALTH Inc.	BEAUFOUR IPSEN INDUSTRIE S.A.S.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

APPENDIX  A

Updated CMC Activities for BA058

Phase III Supply Amendment 4

28th May 2010

Version Updated 6th October 2011

1. Summary of Work Program from 2010

Requested Manufacture of Clinical Batches 1.5 ml Cartridges x 6 completed and product supplied in late 2010, As per Proposal from 28th May

•                  Manufacturing of 6 Clinical Batches by Vetter and Tested by Ipsen

•                  Gives nominally 5,000 each, placebo and 2mg/ml cartridges

•                  Provided for clinical use by end Oct, Nov and Dec

•                  Testing, Release and Stability Testing of Phase III Lots

Upgrade of analytical methods completed and full testing and release of three lots each of active and placebo completed.

Stability testing of last lot made in 2010, set up in early 2011, so €[*] FTE costs transferred to updated 2011 costs.

Invoiced amounts for 2010 and Q1 2011 are compared with initial budgeted amounts for 2010.

Planned in 2010	Variance Vs Budget 2010		Actual 2010		Moved to 2011
Cost €000s	FTE Cost	External	FTE Cost	External	FTE Cost	External	Comments
Stability works from amendment 2	[*]	[*]	[*]	[*]
Make and test Ph III Lots 3 x 2mg/ml and 3 x Placebo	[*]	[*]	[*]	[*]			Completed; FTE costs decreased for testing m
Full ICH Stability on one 2010 Lot	[*]	[*]	[*]	[*]	[*]		Started in early 2011; €[*] transfer to 2011
Analytical Methods Upgrade	[*]	[*]	[*]	[*]			Completed as planned
IND Update	[*]	[*]	[*]	[*]			No update required
Project Management activities	[*]	[*]	[*]	[*]
SUBTOTAL	[*]	[*]	[*]	[*]	[*]	[*]
GRAND TOTAL	-111		923		57

FTE Costs	[*]	[*]	[*]	[*]	[*]	[*]
External	[*]	[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]	[*]	[*]	923

Improvement in costs by €[*], from €[*] to ~€[*] achieved by simultaneous QC testing of multiple lots.  Stability costs (€[*]), initially planned for late 2010, now transferred to 2011, as lot was released very late 2010, and study set up in early 2011, rather than late 2010.  Also IND update was not required.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

2. Updated plan for 2011-2014, for supply of Ph III lots

•                  Stability testing ongoing in 2011-2014 for

Lot Made in 2009 and Lot made in 2010

•                  Supply of additional lots from Nominal 5,000 scale cartridge lot of BA058 2mg/ml and Placebo scheduled as

One lot Placebo	week of 23rd May 2011
One lot BA058 2mg/ml	week of 6th June 2011

One lot Placebo	week of 26th Sep 2011
One lot BA 058 2mg/ml	week of 28th Sep 2011

One lot Placebo	week of 12th Dec 2011
One lot BA 058 2mg/ml	week of 19th Dec 2011

•                  Additional stability testing

On lot to be made in Sep 2011 and on lot to be made in Dec 2011

Costing included here based on 5,000 cartridge scale, under this updated schedule for Amendment 3, pending Radius decision on future scale up to larger scale batches to be included in a next Amendment.

	Amendment 3 Plan Updated for 2011 Planning	Total		2011		2012		2013		2014		2015
PROPOSED PLAN
#	Cost €000s	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External	FTE Cost	External
1	Stability tests ons ongoing Lots from 2009	[*]	[*]	[*]	[*]	[*]	[*]
2	Stability test Lot from Dec 2010	[*]	[*]	[*]	[*]	[*]		[*]		[*]	[*]
3	Stability on Lot to be made in Sep 2011	[*]	[*]			[*]	[*]	[*]		[*]	[*]
4	Stability on Lot to be made in Dec 2011	[*]	[*]			[*]	[*]	[*]		[*]		[*]	[*]
5	Make and test Ph III Lot (mg/ml and Placebo) - May 2011	[*]	[*]	[*]	[*]
6	Make and test Ph III Lot (mg/ml and Placebo) - Sep 2011	[*]	[*]	[*]	[*]
7	Make and test Ph III Lot (mg/ml and Placebo) - Dec 2011	[*]	[*]			[*]	[*]
8	IND update	[*]	[*]	[*]		[*]		[*]		[*]		[*]
9	Project Management activities	[*]	[*]	[*]		[*]		[*]		[*]		[*]
	SUBTOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	GRAND TOTAL	1333		552		445		140		129		67

Costs based on € 250k per FTE

3 API needed for Manufacture and Stability Testing

Based on 3 x 5000 cartridge lots, each requiring [*]g API, gives [*]g pure peptide weight, for manufacture of lots in 2011.

API should be delivered to Vetter temper evident sealed with appropriate documentation 2 months before manufacture.

Updated Schedule and Budget under Amendment 4 agreed as of January 2, 2011.

/s/ B. Nicholas Harvey	/s/ Aidan Murphy

B. N Harvey, CFO	A. Murphy, Vice President
Radius Health	CMC and Engineering, Ipsen

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6